UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): September 30, 2021

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35731	26-2123838
(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

(888) 776-6804

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	The Nasdaq Capital Market LLC
Series B Warrants, exercisable for one share of Common Stock	NSPRZ	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2021, InspireMD, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). As described below under Item 5.07, at the Annual Meeting, the Company’s stockholders approved the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was previously approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”), upon the recommendation of the Board’s Compensation Committee, on August 9, 2021.

A detailed summary of the 2021 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2021 Annual Meeting filed with the Securities and Exchange Commission on August 12, 2021 (the “Proxy Statement”) under the caption “Proposal 2: Approval of 2021 Equity Incentive Plan,” which summary is incorporated herein by reference.

That detailed summary of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is attached as Annex A to the Company’s Proxy Statement, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results of the 2021 Annual Meeting held on September 30, 2021, are set forth below. Stockholders voted on the following proposals:

Proposal No. 1 — Election of Directors.

The stockholders elected the following directors of the Company to serve on the Board of Directors, as class 1 directors, for a term of three years or until their successors are elected and qualified, or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Gary Roubin	1,114,837	0	41,918	1,970,669

Paul Stuka	1,092,188	0	64,567	1,970,669

Proposal No. 2 — Approval of 2021 Equity Incentive Plan.

The stockholders approved the 2021 Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
950,904	194,949	10,902	1,970,669

Proposal No. 3 — Advisory Vote on Compensation of Company’s Named Executive Officers.

The stockholders approved, by a nonbonding advisory vote, the compensation of the Company’s named executive officers as described the proxy statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
998,320	144,890	13,545	1,970,669

Proposal No. 4 — Ratification of Auditors.

The stockholders ratified the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as the company’s independent registered public accounting firm for the 2021 fiscal year. The votes were as follows:

For	Against	Abstain
3,080,291	36,601	10,532

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: September 30, 2021	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer